                                                                   Exhibit 10.45

December 21,  2000

NOVA Corporation
NOVA Information Systems, Inc.
One Concourse Parkway, Suite 300
Atlanta, GA 30328
Attn:  Stephen M. Scheppmann

          Re:  $50,000,000 Revolving Credit Facility
               -------------------------------------

Ladies and Gentlemen:

BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent") and the lenders from time to time party hereto (the "Lenders") are pleased to make
                                                 -------
available to NOVA Corporation, a Georgia corporation ("NOVA") and NOVA
                                                       ----
Information Systems, Inc., a Georgia corporation ("NIS"; each of NOVA and NIS,
                                                   ---
individually, a "Borrower" and collectively, the "Borrowers"), a revolving
                 --------                         ---------
credit facility on the terms and subject to the conditions set forth below. Terms not defined herein have the meanings assigned to them in Exhibit A hereto.
                                                               ---------

1.  The Facility.

     (a) The Commitment. Subject to the terms and conditions set forth herein, the Lenders agree to make available to the Borrowers until the Maturity Date a revolving credit facility providing for loans ("Loans") in an aggregate principal amount not exceeding at any time
            -----
          $50,000,000 (the "Commitment") in an amount equal to each Lender's
                            ----------
          Commitment Percentage as set forth on Schedule 1.1(a).  Within the
                                                ---------------
          foregoing limit, the Borrowers may borrow, repay and reborrow Loans until the Maturity Date.

     (b) Borrowings, Conversions, Continuations. Each of the Borrowers may request that Loans be (i) made as or converted to Base Rate Loans by irrevocable notice to be received by the Administrative Agent not later than 2 p.m. (Charlotte time) on the Business Day of the borrowing or conversion, or (ii) made or continued as, or converted to, Eurodollar Rate Loans by irrevocable notice to be received by the Administrative Agent not later than 2 p.m. (Charlotte time) three Business Days prior to the Business Day of the borrowing, continuation or conversion. In each case, the Administrative Agent shall promptly give notice of each borrowing request to each Lender by telecopier.
          If the Borrowers fail to give a notice of conversion or continuation prior to the end of any Interest Period in respect of any Eurodollar Rate Loan, the Borrowers shall be deemed to have requested that such Loan be converted to a Base Rate Loan on the last day of the applicable Interest Period. Notices pursuant to this Paragraph 1(b)
                                                               --------------
          may be given by telephone if promptly confirmed in writing.

          Each Eurodollar Rate Loan shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Each Base Rate Loan shall be in a minimum principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. There shall not be more than 5 different Interest Periods in effect at any time.

     (c)  Funding Mechanics.  Each Lender shall, before 3:30 p.m. (Charlotte time) on the date of such borrowing, make available to the Administrative Agent at its address referred to in Schedule 1.1(a), in
                                                             ---------------
          immediately available funds, such Lender's ratable portion of such borrowings. Promptly after the Administrative Agent's receipt of such fund and upon fulfillment of the applicable conditions set forth in Paragraph 2, the Administrative Agent will make such funds available
          -----------
          to the Borrowers by depositing the same in an account of the Borrowers maintained with the Administrative Agent and designated by the Borrowers in the relevant notice of borrowing.

          Unless the Administrative Agent shall have received notice from a Lender prior to the date of any borrowing that such Lender will not make such funds available, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such borrowing in accordance with the terms hereof and the Administrative Agent may, in reliance upon such assumption make available to the Borrowers on such date a corresponding amount. If and to the extent that such Lender shall not have made its ratable portion available to the Administrative Agent, such Lender and the Borrowers severally agree to repay to the Administrative Agent forthwith on demand (provided, that such demand shall be first made to such Lender prior to such demand being made to the Borrowers) such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrowers until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrowers, the interest rate otherwise applicable to Loans and (ii) in the case of a Lender the Federal Funds Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's portion of the Loan so requested (and such Loan shall be deemed to have been made by such Lender on the date when such amount is repaid to the Administrative Agent). The failure of any Lender to make its portion of a Loan shall not relieve any other Lender of its obligation hereunder to make its portion of a Loan, but no Lender shall be responsible for the failure of any other Lender to make its portion of any Loan. Nothing in the Paragraph 1(c)
                                                                  --------------
          shall be deemed to relieve any Lender from its obligation to fulfill its Commitment hereunder or to prejudice any rights the Borrowers may have against such Lender as a result of such Lender's failure to fulfill such Commitment hereunder.

     (d) Interest. At the option of the Borrowers, Loans shall bear interest at a rate per annum equal to (A) from the date hereof through the first Calculation Date under the Incorporated Agreement to occur with respect to the Borrowers' fiscal quarter ending December 31, 2000, (i) the Eurodollar Rate plus 1.25% or (ii) the Base Rate and (B) on and
                              ----
          after the first Calculation Date under the Incorporated Agreement to occur with respect to the Borrowers' fiscal quarter ending December 31, 2000, (i) the Applicable Percentage for Eurodollar Loans as then determined under the Incorporated Agreement plus 0.25% or (ii) the
                                                      ----
          Applicable Percentage for Base Rate Loans as then determined under the Incorporated Agreement plus 0.25%. Interest on Base Rate Loans shall
                                 ----
          be calculated on the basis of a year of 365 or 366 days and actual days elapsed. All other interest hereunder shall be calculated on the basis of a year of 360 days and actual days elapsed.

          The Borrowers promise to pay interest (i) for each Eurodollar Rate Loan, (A) on the last day of the applicable Interest Period, and (B) on the date of any conversion of such Loan to a Base Rate Loan; (ii) for Base Rate Loans, on the last Business Day of each calendar month; and (iii) for all Loans, on the Maturity Date. If the time for any payment is extended by operation of law or otherwise, interest shall continue to accrue for such extended period.

          After the date any principal amount of any Loan is due and payable (whether on the Maturity Date, upon acceleration or otherwise), or after any other monetary obligation hereunder shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to the Base Rate plus 2%. Such interest shall be payable on demand.

          In no case shall interest hereunder exceed the amount that a Lender may charge or collect under applicable law.

     (e) Evidence of Loans. The Loans and all payments and obligations hereunder shall be evidenced by each Lender's loan accounts and records and the Notes, substantially in the form of Exhibit B. Each
                                                              ---------
          Lender's loan accounts and records shall be conclusive absent manifest error of the amount of the Loans and payments thereon. Any failure to record any Loan or payment thereon or any error in doing so shall not limit or otherwise affect the obligation of the Borrowers to pay any amount owing with respect to the Loans.

     (e) Unused Fee. The Borrowers promise to pay to the Administrative Agent, for the account of each Lender, a commitment fee of (i) from the date hereof through the first Calculation Date under the Incorporated Agreement to occur with respect to the Borrowers' fiscal quarter ending December 31, 2000, 0.30% per annum on the actual daily unused portion of the Commitment and (ii) on and after the first Calculation Date under the Incorporated Agreement to occur with respect to the Borrowers' fiscal quarter ending December 31, 2000 plus 0.05%, payable
                                                             ----
          in arrears on the last Business Day of each calendar quarter and on the Maturity Date, and calculated on the basis of a year of 360 days and actual days elapsed.

     (f) Repayment. The Borrowers promise to pay all Loans then outstanding on the Maturity Date. The obligations of the Borrowers, as Borrowers, are several and not joint obligations of each of the Borrowers.

     (g) Prepayments. The Borrowers may prepay Loans in accordance with and subject to the provisions of Section 3.3(a) the Incorporated Agreement.

     (h) Commitment Reductions. The Borrowers may, upon five Business Days' notice, reduce or cancel the undrawn portion of the Commitment, provided, that the amount of such reduction is not less than
          --------
          $5,000,000 or a whole multiple of $1,000,000 in excess thereof.

2.   Conditions Precedent to Loans.

     (a) Conditions Precedent to Initial Loan. As a condition precedent to the initial Loan hereunder, the Administrative Agent must receive the following from the Borrowers in form satisfactory to the Administrative Agent:

          (i) three original duplicates of this Agreement duly executed and delivered on behalf of the Borrowers, the Guarantors, the Lenders and the Administrative Agent;

          (ii) appropriate authorizing resolutions for the Borrowers and the Guarantors;

          (iii) such other documents and certificates (including a legal opinion) as the Administrative Agent may reasonably request;

          (iv) payment of the agreed-upon upfront fees and reasonable legal fees and expenses of counsel to the Administrative Agent; and

          (v)   the Notes duly executed and delivered by each of the Borrowers.

     (b) Conditions to Each Borrowing, Continuation and Conversion. As a condition precedent to each borrowing (including the initial borrowing), conversion and continuation of any Loan:

          (i) The Borrowers must furnish the Administrative Agent with, as appropriate, a notice of borrowing, conversion or continuation;

          (ii)  each  representation and warranty set forth in Paragraph 3 below
                                                               -----------
                shall be true and correct in all material respects as if made on the date of such borrowing, continuation or conversion; and

          (iii) no Default or Event of Default shall have occurred and be continuing on the date of such borrowing, continuation or conversion.

          Each notice of borrowing and notice of conversion or continuation shall be deemed a representation and warranty by the Borrowers that the conditions referred to in clauses (ii) and (iii) above have been met.

3. Representations and Warranties. The Borrowers and the Guarantors hereby agree that the representations and warranties contained in Section 6 of the Incorporated Agreement and any and all Additional Incorporated Agreement Representations (collectively, the "Incorporated Representations") are
                                         ----------------------------
     hereby incorporated by reference and shall be as binding on the Borrowers and the Guarantors as if fully set forth herein.

4. Covenants. So long as principal of and interest on any Loan or any other amount payable hereunder or under any other Loan Document remains unpaid or unsatisfied and the Commitment has not been terminated, the Borrowers and the Guarantors hereby agree that the covenants and agreements applicable to them contained in Section 7 (Affirmative Covenants) and Section 8 (Negative Covenants) of the Incorporated Agreement, including for purposes of this Paragraph 4 each Additional Incorporated Agreement Covenant (collectively,
     -----------
     the "Incorporated Covenants), are hereby incorporated by reference and
          ----------------------
     shall be as binding on the Borrowers and the Guarantors as if fully set forth herein.

     Any financial statements, certificates or other documents received by the Administrative Agent under the Incorporated Agreement shall be deemed delivered hereunder.

5.   Events of Default.  The following are "Events of Default:"
                                            -----------------

     (a) Any Borrower fails to pay any principal of any Loan as and on the date when due; or

     (b) Any Borrower fails to pay any interest on any Loan, or any commitment fee due hereunder, or any portion thereof, within three days after the date when due; or any Borrower fails to pay any other fee or amount payable to the Administrative Agent to any Lender under any Loan Document, or any portion thereof, within five days after the date due; or

     (c) Any Borrower fails to comply with any covenant or agreement incorporated herein by reference pursuant to Paragraph 4 above,
                                                       -----------
          subject to any applicable grace period and/or notice requirement set forth in Section 9 of the Incorporated Agreement (it being understood and agreed that any such notice requirement shall be met by the Administrative Agent's or any Lender's giving the applicable notice to such Borrower hereunder); or

     (d) Any representation or warranty in any Loan Document or in any certificate, agreement, instrument or other document made or delivered by any Borrower pursuant to or in connection with any Loan Document proves to have been incorrect when made or deemed made; or

     (e) Any "Event of Default" specified in Section 9 of the Incorporated Agreement, including for purposes of this Paragraph 5(e) each
                                                    --------------
          Additional Incorporated Agreement Event of Default (collectively, the "Incorporated Events of Default") occurs and is continuing, without
           ------------------------------
          giving effect to any waiver or amendment thereof pursuant to the Incorporated Agreement, it being agreed that each such "Event of Default" shall survive any termination, cancellation, discharge or replacement of the Incorporated Agreement.

     Upon the occurrence of an Event of Default, the Required Lenders may declare the Commitment to be terminated, whereupon the Commitment shall be terminated, and/or declare all sums outstanding hereunder and under the other Loan Documents, including all interest thereon, to be immediately due and payable, whereupon the same shall become and be immediately due and payable, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, all of which are hereby expressly waived; provided,
                                                                      --------
     however, that upon the occurrence of any event specified in Sections 9.1(e)
     -------
     or 9.1(i) of the Incorporated Agreement, the Commitment shall automatically terminate, and all sums outstanding hereunder and under each other Loan Document, including all interest thereon, shall become and be immediately due and payable, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, all of which are hereby expressly waived.

6.   Guaranty.  The Guarantors hereby agree that the Guaranty contained in
     Section 4 of the Incorporated Agreement (the "Incorporated Guaranty") is
                                                   ---------------------
     incorporated by reference and shall be as binding on the Guarantors as if set forth fully herein; provided, however, as incorporated herein "Credit
                             --------  -------
     Party Obligations" means (i) as to either NOVA or NIS, without duplication,
     (a) all obligations of the other Borrower to a Lender, whenever arising, under this Agreement, (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code), and (b) all liabilities and obligations, whenever arising, owing from the other Borrower to a Lender, or any Affiliate of a Lender, arising under any Hedging Agreement relating to the Loans hereunder and (ii) as to each other Guarantor, without duplication, (a) all obligations of any of the Borrowers to a Lender, whenever arising, under this Agreement (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code), and (b) all liabilities and obligations, whenever arising, owing from any of the Borrowers to a Lender, or any Affiliate of a Lender, arising under any Hedging Agreement relating to the Loans hereunder.


7.   Other Provisions Relating to the Loans; Miscellaneous.  The parties hereto
     -----------------------------------------------------
     hereby agree that the provisions set forth in Sections 3.6, 3.7, 3.8, 3.9, 3.10, 3.11, 3.12, 3.13, 3.14, 3.15, 10 and 11 of the Incorporated Agreement
     (the "Additional Incorporated Provisions") are incorporated by reference
           ----------------------------------
     (with such adjustments or modifications as necessary to maintain the substance of the provisions contained therein) and shall be binding on the parties hereto as if set forth fully herein. The incorporation by reference to the Incorporated Agreement of the Incorporated Representations, the Incorporated Covenants, the Incorporated Events of Default, the Incorporated Guaranty, the Additional Incorporated Provisions and the Incorporated Definitions shall survive the termination of the Incorporated Agreement. The Incorporated Representations, the Incorporated Covenants, the Incorporated Events of Default, the Incorporated Guaranty, the Additional Incorporated Provisions and the Incorporated Definitions (including all exhibits, schedules and defined terms referred to therein) are hereby (or, in the case of each Additional Incorporated Agreement Representations, the Additional Incorporated Agreement Covenants and the Additional Incorporated Events of Default, shall, upon its effectiveness, be) incorporated herein by reference as if set forth in full herein with appropriate substitutions, including the following: (a) all references to "this Credit Agreement" shall be deemed to be references to this Agreement; (b) all references to "the Administrative Agent" shall be deemed to references to the Administrative Agent, (c) all references to a "Lender" or the "Lenders" shall be deemed to be references to a Lender or the Lenders, as applicable,
     (d) all references to the "Required Lenders" shall be deemed to be references to the Required Lenders; (e) all references to "Default" and "Event of Default" shall be deemed to be references to a Default and an Event of Default, respectively; (f) all references to "Revolving Loans" shall be deemed to be references to the Loans; and (g) all references as to "Credit Document" or "Credit Documents" or any similar reference shall be deemed refer to this Agreement as well as the other Loan Documents.


Please indicate your acceptance of the Commitment on the foregoing terms and conditions by returning an executed copy of this Agreement to the undersigned not later than December __, 2000.

ADMINISTRATIVE AGENT
AND LENDERS:                  BANK OF AMERICA, N.A.,
                              individually in its capacity as a Lender and in its capacity as Administrative Agent


                              By:  /s/ Michael J. McKenney
                                   ------------------------
                              Name:  Michael J. McKenney
                                     ----------------------
                              Title: Managing Director
                                     ----------------------

                              SUNTRUST BANK, ATLANTA,
                              as a Lender

                              By:  /s/ Brian K. Peters
                                   ------------------------
                              Name:  Brian K. Peters
                                     ----------------------
                              Title:  Managing Director
                                      ---------------------

Accepted and Agreed to as of the date first written above:

BORROWERS
AND GUARANTORS:               NOVA CORPORATION

                              By:  /s/ Steve Scheppmann
                                   -------------------------
                              Name:  Steve Scheppmann
                                     -----------------------
                              Title:  Executive Vice President and CFO
                                      --------------------------------
-

                              NOVA INFORMATION SYSTEMS, INC.


                              By:  /s/ Marion Paul Stevenson
                                   -------------------------
                              Name:  Marion Paul Stevenson
                                     ---------------------
                              Title:  Senior Vice President and CFO
                                      ---------------------------------



GUARANTORS:
                              LADCO FINANCIAL GROUP,
                              a California corporation

                              By:  /s/ John Fasano
                                   -------------------------
                              Name:  John Fasano
                                   -------------------------
                              Title:  Vice President
                                      ----------------------

                              NOVA ASSET MANAGEMENT CO.,
                              a Delaware corporation

                              By:  /s/ John Fasano
                                   -------------------------
                              Name:  John Fasano
                                   -------------------------
                              Title:  President
                                      ----------------------

                              NOVA GEORGIA SERVICES, L.P.,
                              a Delaware limited partnership

                              By:  /s/ Marion Paul Stevenson
                                   -------------------------
                              Name:  Marion Paul Stevenson
                                   -------------------------
                              Title:  Senior Vice President and CFO
                                      -----------------------------

                              NOVA GA. COMMAND, INC.,
                              a Delaware corporation

                              By:  /s/ John Fasano
                                   -------------------------
                              Name:  John Fasano
                                   -------------------------
                              Title:  President
                                      ----------------------

                              NOVA INFORMATION SERVICES COMPANY,
                              a Georgia corporation

                              By:  /s/ John Fasano
                                   -------------------------
                              Name:  John Fasano
                                   -------------------------
                              Title:  President
                                      ----------------------

                              NOVA LICENSING CO.,
                              a Delaware corporation

                              By:  /s/ John Fasano
                                   -------------------------
                              Name:  John Fasano
                                   -------------------------
                              Title:  President
                                      ----------------------

                              NOVA TN. COMMAND, INC.,
                              a Tennessee corporation

                              By:  /s/ John Fasano
                                   -------------------------
                              Name:  John Fasano
                                   -------------------------
                              Title:  President
                                      ----------------------

                              PMT SERVICES, INC.,
                              a Tennessee corporation

                              By:  /S/ Marion Paul Stevenson
                                   -------------------------
                              Name:  Marion Paul Stevenson
                                     -----------------------
                              Title:  Senior Vice President and CFO
                                      -----------------------------

                                                                       EXHIBIT A

                                  DEFINITIONS

The parties hereto hereby agree that all capitalized terms not otherwise defined herein shall have the respective meanings assigned to such terms in the Incorporated Agreement, as in effect as of the date hereof (the "Incorporated
                                                                 ------------
Definitions") and such Incorporated Definitions are hereby incorporated by
-----------
reference and shall be as binding on the parties as if set forth fully herein.

Additional Incorporated      A covenant or agreement that is added to Section 7 (Affirmative Covenants)
Agreement Covenant:          Section 8 (Negative Covenants) of the Incorporated Agreement after the date hereof, as such covenant or agreement is in effect on the date so added, without giving effect to any subsequent amendment or other modification thereof.

Additional Incorporated      An "Event of Default" that is added to Section 9 of the Incorporated
Agreement Event of           Agreement after the date hereof, as such "Event of Default" is in effect on
Default:                     the date so added, without giving effect to any subsequent amendment or other modification thereof.

Additional Incorporated      A representation or warranty that is added to Section 6 of the Incorporated
Agreement Representation     Agreement after the date hereof, as such representation of warranty is in effect on the date so added, without giving effect to any subsequent amendment or other modification thereof.

Administrative Agent         Bank of America, N.A. (or any successor thereto)
Agreement:                   This letter agreement, as amended, restated, extended, supplemented or otherwise modified in writing from time to time.

Default:                     Any event that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

Event of Default:            Has the meaning set forth in Paragraph 5.
                                                          -----------
Incorporated Agreement:      The Credit Agreement, dated as of November 16, 1999 among the Borrowers, the guarantors party thereto, the lenders party thereto and Bank of America,
                             N.A., as Administrative Agent for the Lenders.  Unless otherwise specified herein, all references to the Incorporated Agreement shall mean the
                             Incorporated Agreement as in effect on the date hereof, without giving effect to any amendment, supplement or other modification thereto or thereof after the date hereof.

Interest Period              "Interest Period" as such term is defined in the Incorporated Agreement, except that, as used herein, such term shall only refer to an Interest
                             Period with a duration of one (1) month.

Loan Documents:              This Agreement, and each promissory note, certificate, fee letter, and other instrument, document or agreement delivered in connection with this
                             Agreement.

                                       9

Maturity Date:               The earlier of (i) April 30, 2001 or (ii) (a) the effective date of a new
                             364-day credit facility to be entered into by the Borrowers, the Guarantors, certain lenders party thereto and Bank of America, N.A., as Agent or (b) the effective date of a privately placed tranche of debt in the aggregate amount of at least $100,000,000, in each case, the proceeds of which shall be used to refinance all outstanding Loans under this Agreement.

Notes:                       The promissory notes of the Borrowers payable to each Lender in the amount of such Lender's portion of the Commitment, substantially in the form of
                             Exhibit B.
                             ---------

Required Lenders:            (i)  At any time prior to the termination of the Commitment, Lenders holding
                             100% of the total Commitment and (ii) at any time after the termination of the Commitment, Lenders holding 100% of the principal balance of the outstanding Loans.

                                                                       EXHIBIT B

                            FORM OF PROMISSORY NOTE

                                                            December 21, 2000


          FOR VALUE RECEIVED, [NOVA Corporation] [NOVA Information Systems, Inc.], a Georgia corporation (the "Borrower") hereby promises to pay, to the order of _____________________, its successors and assigns (the "Lender"), at
                                                                 ------
the office of Bank of America, N.A., as Administrative Agent (the "Agent"), as
                                                                   -----
set forth in that certain Letter Loan Agreement dated as of December __, 2000 among the Borrower, the other Credit Parties party thereto, the Lenders named therein (including the Lender) and the Agent (as it may be amended, modified, extended or restated from time to time, the "Loan Agreement"; all capitalized
                                             --------------
terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement), but in no event later than the Maturity Date, in Dollars and in immediately available funds, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to the Loan Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates selected in accordance with the Loan Agreement.

          Upon the occurrence and during the continuance of an Event of Default, the balance outstanding hereunder shall bear interest as provided in the Loan Agreement. Further, in the event the payment of all sums due hereunder is accelerated under the terms of the Loan Agreement, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

          In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees actually incurred.

          This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in the Loan Agreement.

          THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by its duly authorized officer as of the day and year first above written.

                                      [BORROWER],
                                      a Georgia corporation


                                      By: /s/ Steve Scheppmann
                                         ------------------------
                                      Name: Steve Scheppmann
                                           ----------------------
                                      Title:  Executive Vice President and CFO
                                              --------------------------------

                                                                 Schedule 1.1(a)
                                                                 ---------------


                           Lender's Lending Addresses
                           and Commitment Percentages


                                                        Commitment
                                                        Percentage
                                                        ----------



Bank of America, N.A.                                       50%
Credit Services
101 N. Tryon Street
NC1-001-15-03
Charlotte, North Carolina 28255
Telephone:  (704) 386-3781
Telecopier:  (704) 409-0056


SunTrust Bank Atlanta                                       50%